UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): January 16, 2019

BioCorRx Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54209	90-0967447
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2390 East Orangewood Avenue, Suite 575

Anaheim, California 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 462-4880

 (Registrant’s telephone number, including area code)

___________________________________________

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2019, BioCorRx Inc., a Nevada corporation (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Charter Amendment”) for a 1-for-100 reverse stock split of the Company’s common stock (the “Reverse Split”). The Reverse Split will take effect upon an approval from the Financial Industry Regulatory Authority (FINRA) (the “Effective Date”).

The above description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K.

As previously disclosed in a Preliminary Information Statement on Schedule 14C filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2018, and on a Definitive Information Statement on Schedule 14C filed with the SEC on April 10, 2018, the Reverse Split was approved by our stockholders on January 16, 2018. On that date, the Company received written consent in lieu of a meeting of Stockholders (the “Written Consent”) from holders of shares of voting securities representing approximately 59% of the total issued and outstanding shares of voting securities of the Company approving the granting of discretionary authority to the Board of the Directors of the Company, at any time or times for a period of 12 months after the date of the Written Consent, to adopt an amendment to the Company’s Articles of Incorporation, as amended, to effect a reverse stock split.

The Reverse Split was implemented by the Company in connection with the Company’s application to list its shares of common stock on the NASDAQ Capital Market (the “NASDAQ”). The Reverse Split is intended to fulfill, now or in the near future, the stock price requirements for listing on the NASDAQ since the requirements include, among other things, that the Company’s common stock must be, at time of listing, $4.00 or higher. There is no assurance that the Company’s application to list its shares of common stock on the NASDAQ will be approved.

Item. 8.01 Other Items.

On January 17, 2019, the Company received a Notice of Award from the United States Department of Health and Human Services for a grant from the National Institutes of Health (“NIH”) in support of the Company’s project to develop a 3-month implantable depot pellet of Naltrexone for the treatment of Opioid Use Disorder from the National Institute on Drug Abuse. The grant provides for (i) $2,842,430 in funding during the first year and (ii) $2,831,838 during the second year subject to the terms and conditions specified in the grant, including satisfactory progress of project and the availability of funds.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation, filed January 16, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCorRx Inc.

Date: January 18, 2019	By:	/s/ Lourdes Felix
Lourdes Felix

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